                                                                     EXHIBIT 3.9

                       AMENDED AND RESTATED CERTIFICATE OF
                  INCORPORATION OF TP HOLDING CORP. (f/k/a SBI
                              NORTH AMERICA, INC.)

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                          CERTIFICATE OF INCORPORATION

                                       OF

                              TP ACQUISITION CORP.

          1. The name of the corporation is TP Acquisition Corp. (the "Corporation").

          2. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 1980. The Corporation Trust Company is the Corporation's registered agent at that address.

          3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

          4. The Corporation shall have authority to issue one hundred (100) shares of Common Stock, par value $0.01 per share.

          5. The name and mailing address of the sole incorporator is:

             NAME                                   MAILING ADDRESS

             D. Lenore Mason, Esq.                  c/o Schulte Roth & Zabel LLP
                                                    900 Third Avenue
                                                    New York, NY  10022

          6. The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation. The name and address of the person who is to serve as director until the first annual meeting of stockholders or until his successors are elected and qualified is:

             NAME                                   MAILING ADDRESS

             David B. Pittaway                      Castle Harlan, Inc.
                                                    150 East 58th Street
                                                    New York,  NY 10155

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          7. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law (including, without limitation, paragraph (7) of subsection (b) of Section 102 thereof), as the same may be amended and supplemented from time to time.

          8. The Board of Directors shall have the power to adopt, amend or repeal Bylaws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend or repeal any By-law.

          9. The Corporation shall, to the fullest extent permitted by the General Corporation Law (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under the General Corporation Law. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled whether as a matter of law, under any By-law of the Corporation, by agreement, by vote of stockholders or disinterested directors of the Corporation or otherwise.

          10. The election of directors of the Corporation need not be by written ballot, unless the By-laws of the Corporation otherwise provide.

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          IN WITNESS WHEREOF, I have signed this Certificate of Incorporation and affirm the statements contained herein are true this 15th day of December, 1999.

                                               /s/ D. Lenore Mason
                                             -----------------------------------
                                             D. Lenore Mason, Esq.
                                             Sole Incorporator

                              AMENDED AND RESTATED

                          CERTIFICATE OP INCORPORATION

                                       OF

                              TP ACQUISITION CORP.

          TP ACQUISITION CORP. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

          1. The Certificate of Incorporation was filed with the Secretary of State, of the State of Delaware on December 12, 1999 under the name TP Acquisition Corp.

          2. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          3. The text of the Certificate of Incorporation is hereby amended, and is hereby restated, to read in its entirety as herein act forth;

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                             OF TP ACQUISITION CORP.

             1. The name of the Corporation is TP Holding Corp. (the "Corporation").

             2. The address of the Corporation's registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street Wilmington, County of New Castle, Delaware 19801. The Corporation Trust Company is the Corporation's registered agent at that address.

             3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

             4. The Corporation shall have authority to issue one million (1,000,000) shares of Common Stock, par value $0.01 per share, of the Corporation ("Common Stock") and one million (1,000,000) shares of Preferred Stock, par value $0.01 per share, of the Corporation.

          4. This Amended and Restated Certificate of Incorporation was duly adopted by the director of the Corporation in accordance with Section 245 of the General Corporation Law of the State of Delaware.

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          5. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law (including, without limitation, paragraph (7) of subsection (b) of Section 102 thereof), as the same may be amended and supplemented from time to time.

          6. The Board of Directors shall have the power to adopt, amend or repeal By-laws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend or repeal any By-law.

          7. The Corporation shall, to the fullest extent permitted by the General Corporation Law (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under the General Corporation Law. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled whether as a matter of law, under any By-law of the Corporation, by agreement, by vote of stockholders or disinterested directors of the Corporation or otherwise.

          8. The election of directors of the Corporation need not be by written ballot, unless the By-laws of the Corporation otherwise provide.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David B. Pittaway, its sole director this 11th day of February, 2000.

                                           TP ACQUISITION CORP.

                                           By:  /s/ David B. Pittaway
                                                --------------------------------
                                                   David B. Pittaway
                                                     Sole Director

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                              OF PREFERRED STOCK OF
                                TP HOLDING CORP.

          TP HOLDING CORP. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board at a meeting duly held, adopted resolutions (i) designating a new series of the Company's previously authorized preferred stock, par value $0.01 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions in respect of such series of preferred stock of the Company, as follows:

          RESOLVED, that the Company is authorized to issue 300,000 shares of Preferred Stock, par value $0.01 par share, with an initial stated value of $95.00 per share and the following powers, designations, preferences and other special rights:

          Section 1. DESIGNATION, NUMBER AND RANKING.

                 (a) The shares of such series shall be designated as "Preferred Stock" (the "Preferred Stock"). The number of shares constituting the Preferred Stock shall be 300,000, with an initial stated value of $95.00 per share, which shall be adjusted accordingly for any conversion, exchange, stock split, reverse stock split, combination, dividend or other reclassification, consolidation, reorganization, recapitalization or similar transaction (the "Stated Value").

                 (b) The Preferred Stock shall rank senior to any common stock of the Company (the "Common Stock").

          Section 2. DIVIDENDS AND DISTRIBUTIONS.

                 (a) The holders of shares of Preferred Stock shall not be entitled to receive dividends and distributions, other than (i) as provided in clause (b) of this Section 2, and (ii) Liquidation Distributions as set forth in
Section 5 below.

                 (b) If the Company at any time proposes to pay a dividend (or make any other distribution) on the Common Stock, other than a distribution of additional shares of

Common Stock, the Company shall pay a concurrent dividend (or make a concurrent distribution) to holders of Preferred Stock such that, with respect to each share of Preferred Stock, the holders of shares of Preferred Stock shall receive a dividend or distribution equal to 19 times the per share dividend paid (or distribution made) with respect to each share of Common Stock. In any such case, the Company shall declare a dividend or distribution on the Preferred Stock at the same time that it declares a dividend or distribution on the Common Stock and shall establish the same record date for the dividend or distribution on the Preferred Stock as is established for such dividend or distribution on the Common Stock.

               (c) each dividend or distribution declared on the Preferred Stock shall be payable to holders of record of the Preferred Stock as they appeared on the records of the Company at the close of business on the record date set for such dividend or distribution by the Board of Directors of the Company (the "Board"). Any reference to "dividend" or "distribution" contained in this
Section 2 shall be deemed to exclude Liquidating Distributions (as defined in Section 5 below).

          Section 3. VOTING RIGHTS.

          The holders of shares of Preferred Stock shall not have any voting rights.

          Section 4. REDEMPTION.

                 (a) The Preferred Stock shall be redeemable at the option of the Board at any time from time to time for cash at a redemption price per share equal to the stated value, plus all accrued but unpaid dividends, if any.

                 (b) The amount to be paid to the holders of the Preferred Stock pursuant to any such redemption shall be paid by the Company to such holders promptly in cash not less than 10 days following delivery to the Company of the certificates representing such shares.

          Section 5. LIQUIDATION, DISSOLUTION OR WINDING UP.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class of stock of the Company ranking senior to the Preferred stock upon liquidation, dissolution or winding-up (such stock being referred to herein as "Senior Stock") in respect of such stock, but before any payment shall be made to the holders of Common Stock or other capital stock of the Company ranking junior to the Preferred Stock upon liquidation, dissolution or winding up (such stock being referred to herein as "Junior Stock"), an amount per share equal to the Stated Value, plus all accrued but unpaid dividends, if any (any such payment, together with all other payments made to holders of any capital stock of the Company in accordance with this Section 5, are collectively referred to as "Liquidating Distributions"). Upon such liquidation, dissolution or winding up of the Company, if the remaining assets of the Company available for distribution to stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock shall be insufficient to pay the holders of shares of Preferred Stock and the holders of shares of capital stock of the Company ranking on a parity with the Preferred Stock upon liquidation, dissolution or winding up (such stock being referred to herein as "Parity Stock") the full amount to which they shall be entitled, the holders of shares of Preferred Stock and shares of Parity Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on this 11th day of February, 2000.

                                             TP HOLDING CORP.

                                             By: /s/ David B. Pittaway
                                                 -------------------------------
                                                 Name:  David B. Pittaway
                                                        Title: President

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                TP HOLDING CORP.

          TP HOLDING CORP. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

          1. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 15, 1999 under the name TP Acquisition Corp. and amended and restated on February 11, 2000.

          2. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 242 and 245 of the General Corporation Law of the State of Delaware.

          3. The text of the Certificate of Incorporation is hereby amended, and is hereby restated, to read in its entirety as herein set forth;

                              AMENDED AND RESTATED
                          CERTIFICATE OP INCORPORATION
                               OF TP HOLDING CORP.

             1. The name of the Corporation is TP Holding Corp. (the "Corporation").

             2. The address of the Corporation's registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street Wilmington, County of New Castle, Delaware 19801. The Corporation Trust Company is the Corporation's registered agent at that address.

             3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

             4. The Corporation shall have authority to issue fifty thousand (50,000) shares of Common Stock, par value $0.01 per share, of the Corporation and fifty thousand (50,000) shares of Preferred Stock, par value $0.01 per share, of the Corporation.

          4. This Amended and Restated Certificate of Incorporation was duly adopted by the director of the Corporation in accordance with Section 245 of the General Corporation Law of the State of Delaware.

          5. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law (including, without limitation, paragraph (7) of subsection (b) of Section 102 thereof), as the same may be amended and supplemented from time to time.

          6. The Board of Directors shall have the power to adopt, amend or repeal By-laws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend or repeal any By-law.

          7. The Corporation shall, to the fullest extent permitted by the General Corporation Law (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under the General Corporation Law. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled whether as a matter of law, under any By-law of the Corporation, by agreement, by vote of stockholders or disinterested directors of the Corporation or otherwise.

          8. The election of directors of the Corporation need not be by written ballot, unless the By-laws of the Corporation otherwise provide.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David B. Pittaway, its President this 11th day of February, 2000.

                                          TP ACQUISITION CORP.

                                          By: /s/ David B. Pittaway
                                              ----------------------------------
                                                 David B. Pittaway
                                                 President

                      AMENDED CERTIFICATE OF DESIGNATIONS,
                       PREFERENCES AND RIGHTS OF PREFERRED
                            STOCK OF TP HOLDING CORP.

          TP HOLDING CORP. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board at a meeting duly held, adopted resolutions (i) decreasing the authorized number of preferred stock of the Company from 1,000,000 to 50,000, (ii) amending the stated value of the preferred stock to nine hundred fifty dollars ($950.00), and (iii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions in respect of such series of preferred stock of the Company, as follows:

          RESOLVED, that the Company is authorized to issue 50,000 shares of Preferred Stock, par value $0.01 per share, with an initial stated value of $950.00 per share and the following powers, designations, preferences and other special rights:

          Section 1. DESIGNATION, NUMBER AND RANKING.

                 (a) The shares of such series shall be designated as "Preferred Stock" (the "Preferred Stock"). The number of shares constituting the Preferred Stock shall be 300,000, with an initial stated value of $950.00 per share, which shall be adjusted accordingly for any conversion, exchange, stock split, reverse stock split, combination, dividend or other reclassification, consolidation, reorganization, recapitalization or similar transaction (the "Stated Value").

                 (b) The Preferred Stock shall rank senior to any common stock of the Company (the "Common Stock").

          Section 2. DIVIDENDS AND DISTRIBUTIONS.

                 (a) The holders of shares of Preferred Stock shall not be entitled to receive dividends and distributions, other than (i) as provided in clause (b) of this Section 2, and (ii) Liquidation Distributions as set forth in
Section 5 below.

                 (b) If the Company at any time proposes to pay a dividend (or make any other distribution) on the Common Stock, other than a distribution of additional shares of Common Stock, the Company shall pay a concurrent dividend (or make a concurrent distribution) to holders of Preferred Stock such that, with respect to each share of Preferred Stock, the holders of shares of Preferred Stock shall receive a dividend or distribution equal to 19 times the per share dividend paid (or distribution mad) with respect to each share of Common Stock. In any such case, the Company shall declare a dividend or distribution on the Preferred Stock at the same time that it declares a dividend or distribution on the Common Stock and shall establish the same record date for the dividend or distribution on the Preferred Stock as is established for such dividend or distribution on the Common Stock.

                 (c) Each dividend or distribution declared on the Preferred Stock shall be payable to holders of record of the Preferred Stock as they appeared on the records of the Company at the close of business on the record date set for such dividend or distribution by the Board of Directors of the Company (the "Board"). Any reference to "dividend" or "distribution" contained in this Section 2 shall be deemed to exclude Liquidating Distributions (as defined in Section 5 below).

          Section 3. VOTING RIGHTS.

          The holders of shares of Preferred Stock shall not have any voting rights.

          Section 4. REDEMPTION.

                 (a) The Preferred Stock shall be redeemable at the option of the Board at any time from time to time for cash at a redemption price per share equal to the stated value, plus all accrued but unpaid dividends, if any.

          The amount to be paid to the holders of the Preferred Stock pursuant to any such redemption shall be paid by the Company to such holders promptly in cash not less than 10 days following delivery to the Company of the certificates representing such shares.

          Section 5. LIQUIDATION, DISSOLUTION OR WINDING UP.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class of stock of the Company ranking senior to the Preferred stock upon liquidation, dissolution or winding-up (such stock being referred to herein as "Senior Stock") in respect of such stock, but before any payment shall be made to the holders of Common Stock or other capital stock of the Company ranking junior to the Preferred Stock upon liquidation, dissolution or winding up (such stock being referred to herein as "Junior Stock"), an amount per share equal to the Stated Value, plus all accrued but unpaid dividends, if any (any such payment, together with all other payments made to holders of any capital stock of the Company in accordance with this Section 5, are collectively referred to as "Liquidating Distributions"). Upon such liquidation, dissolution or winding up of the Company, if the remaining assets of the Company available for distribution to stockholders after payment in full of amounts required to be paid or distributed to holders of

Senior Stock shall be insufficient to pay the holders of shares of Preferred Stock and the holders of shares of capital stock of the Company ranking on a parity with the Preferred Stock upon liquidation, dissolution or winding up (such stock being referred to herein as "Parity Stock") the full amount to which they shall be entitled, the holders of shares of Preferred Stock and shares of Parity Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on this 24th day of February, 2000.

                                                    TP HOLDING CORP.

                                                    By: /s/ David B. Pittaway
                                                        ------------------------
                                                        Name:  David B. Pittaway
                                                        Title: President

                                    CORRECTED
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                          AND RIGHTS OF PREFERRED STOCK

                                       OF

                                TP HOLDING CORP.

          The document to be corrected is the Certificate of Designations, Preferences and Rights of Preferred Stock (the "Certificate of Designations") of TP Holding Corp. (the "Corporation") which was filed in the Office of the Secretary of State of the State of Delaware on February 11, 2000 and corrected on February 24, 2000. The Certificate of Designations incorrectly stated the amount of issued shares. As corrected, the Certificate of Designations reads in full as follows:

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                          AND RIGHTS OF PREFERRED STOCK

                                       OF

                                TP HOLDING CORP.

          TP HOLDING CORP., (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation, as amended, of the Company and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board at a meeting duly held, adopted resolutions (i) decreasing the authorized number of preferred stock of the Company from 1,000,000 to 50,000, (ii) amending the stated value of the preferred stock to nine hundred fifty dollars ($950.00), and (iii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions in respect of such series of preferred stock of the Company, as follows:

          RESOLVED, that the Company is authorized to issue 30,000 shares of Preferred Stock, par value $0.01 per share, with an initial stated value of $950.00 per share and the following powers, designations, preferences and other special rights:

          Section 1. DESIGNATION, NUMBER AND RANKING.

                 (a) The shares of such series shall be designated as "Preferred Stock" (the "Preferred Stock"). The number of shares constituting the Preferred Stock shall be 30,000 with an initial stated value of $950.00 per share, which shall be adjusted accordingly for any conversion, exchange, stock split, reverse stock split, combination, dividend or other reclassification, consolidation, reorganization, recapitalization or similar transaction (the "Stated Value").

                 (b) The Preferred Stock shall rank senior to any common stock of the Company (the "Common Stock").

          Section 2. DIVIDENDS AND DISTRIBUTIONS.

                 (a) The holders of shares of Preferred Stock shall not be entitled to receive dividends and distributions, other than (i) as provided in clause (b) of this Section 2, and (ii) Liquidation Distributions as set forth in
Section 5 below.

                 (b) If the Company at any time proposes to pay a dividend (or make any other distribution) on the Common Stock, other than a distribution of additional shares of Common Stock, the Company shall pay a concurrent dividend (or make a concurrent distribution) to holders of Preferred Stock such that, with respect to each share of Preferred Stock, the holders of shares of Preferred Stock shall receive a dividend or distribution equal to 19 times the per share dividend paid (or distribution made) with respect to each share of Common Stock. In any such case, the Company shall declare a dividend or distribution on the Preferred Stock at the same time that it declares a dividend or distribution on the Common Stock and shall establish the same record date for the dividend or distribution on the Preferred Stock as is established for such dividend or distribution on the Common Stock.

                 (c) Each dividend or distribution declared on the Preferred Stock shall be payable to holders of record of the Preferred Stock as they appeared on the records of the Company at the close of business on the record date set for such dividend or distribution by the Board of Directors of the Company (the "Board"). Any reference to "dividend" or "distribution" contained in this Section 2 shall be deemed to exclude Liquidating Distributions (as defined in Section 5 below).

          Section 3. VOTING RIGHTS.

          The holders of shares of Preferred Stock shall not have any voting rights.

          Section 4. REDEMPTION.

                 (a) The Preferred Stock shall be redeemable at the option of the Board at any time from time to time for cash at a redemption price per share equal to the stated value, plus all accrued but unpaid dividends, if any.

               The amount to be paid to the holders of the Preferred Stock pursuant to any such redemption shall be paid by the Company to such holders promptly in cash not less than 10 days following delivery to the Company of the certificates representing such shares.

          Section 5. LIQUIDATION, DISSOLUTION OR WINDING UP.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class of stock of the Company ranking senior to the Preferred Stock upon liquidation, dissolution or winding-up (such stock being referred to herein as "Senior Stock") in respect of such stock, but before any payment shall be made to the holders of Common Stock or other capital stock of the Company ranking junior to the Preferred Stock upon liquidation, dissolution or winding up (such stock being referred to herein as "Junior Stock"), an amount per share equal to the Stated Value, plus all accrued but unpaid dividends, if any (any such payment, together with all other payments made to holders of any capital stock of the Company in accordance with this Section 5, are collectively referred to as "Liquidating Distributions"). Upon such liquidation, dissolution or winding up of the Company, if the remaining assets of the Company available for distribution to stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock shall be insufficient to pay the holders of shares of Preferred Stock and the holders of shares of capital stock of the Company ranking on a parity with the Preferred Stock upon liquidation, dissolution or winding up (such stock being referred to herein as "Parity Stock") the full amount to which they shall be entitled, the holders of shares of Preferred Stock and shares of Parity Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be signed this 13th day of April, 2000.

                                             TP HOLDING CORP.

                                             By: /s/ David B. Pittaway
                                                 -------------------------------
                                                 President
                                       -4-